Income Taxes	12 Months Ended
Apr. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes
We file a consolidated federal income tax return in the U.S. with the Internal Revenue Service (IRS) and file tax returns in various state, local, and foreign jurisdictions. Tax returns are typically examined and either settled upon completion of the examination or through the appeals process. Our U.S. federal income tax returns for 2015 and 2016 have not been audited and remain open to examination. During the current quarter, the IRS completed its examination of our 2014 federal income tax return with no significant adjustments made. As a result, we consider 2014 to be closed for federal income tax purposes. Our U.S. federal income tax returns for 2013 and all prior periods are closed. With respect to state and local jurisdictions and countries outside of the United States, we are typically subject to examination for three to six years after the income tax returns have been filed. Although the outcome of the tax audits is always uncertain, we believe that adequate amounts of tax, interest, and penalties have been provided for in the accompanying consolidated financial statements for any adjustments that might be incurred due to federal, state, local or foreign audits.
On December 22, 2017, the U.S. government enacted Tax Legislation, which makes broad and complex changes to the U.S. tax code that impacted our financial statements, the most significant being a reduction in the U.S. federal corporate income tax rate from 35% to 21% and the imposition of a one-time transition tax on certain earnings of foreign subsidiaries. In addition, the Securities and Exchange Commission (SEC) staff issued Staff Accounting Bulletin 118 (SAB 118), which provides guidance on accounting for the tax effects of Tax Legislation. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Legislation’s enactment date for companies to complete their analysis and apply the provisions of Tax Legislation to their financial statements. To the extent a company’s accounting for certain income tax effects of Tax Legislation is incomplete but the company is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply the provisions of the tax laws that were in effect immediately before the enactment of Tax Legislation.
During the fourth quarter of fiscal year 2018, we continued our assessment of the corporate income tax impacts expected to result from Tax Legislation. Significant impacts of Tax Legislation to our financial statements include (1) a decrease to current income taxes payable compared to the prior year due to the decrease in the corporate income tax rate from 35% to 21%, (2) re-measurement of our deferred tax assets and liabilities, (3) the repeal of the domestic production activities deduction (DPAD), (4) accrual of a transition tax liability, which is payable in installments over a period of up to eight years, and (5) the tax on Global Intangible Low Taxed Income (GILTI). The Company considers the impact of the repeal of the DPAD as recorded in our April 30, 2018 financial statements to be final. Our financial statements reflect reasonable provisional estimates of the effects of Tax Legislation in computing our deferred taxes, the one-time transition tax, the impact of GILTI, unrecognized tax benefits, and, the indirect impacts of Tax Legislation on state and local taxes. During the three month period ending April 30, 2018, the Company recognized immaterial adjustments to the provisional amounts recorded at January 31, 2018 and included these adjustments as a component of tax expense from continuing operations.
We are in the process of finalizing our assessment of the impact of Tax Legislation and our provisional estimates may change as a result of additional analysis of the underlying calculations or additional regulatory guidance that clarifies the interpretations of Tax Legislation. Additionally, due to the complexity of Tax Legislation as it related to GILTI, we are continuing to evaluate how the income tax provision will be accounted for under U.S. GAAP, which permits companies to make an accounting policy election to either (i) account for GILTI as a component of tax expense in the period in which the company is subject to the rules, or (ii) account for GILTI in the company’s measurement of deferred taxes. Currently, we have not elected a method and will do so only after we complete our analysis of the GILTI provisions.
The components of income from continuing operations upon which domestic and foreign income taxes have been provided are as follows:

(in 000s)
Year ended April 30,	2018	2017	2016
Domestic	$547,101	$535,378	$513,746
Foreign	121,631	93,909	55,733
	$668,732	$629,287	$569,479

Foreign income consists principally of intercompany transactions and our tax operations in Canada and Australia.
The reconciliation between the income tax provision and the amount computed by applying the statutory U.S. federal tax rate to income taxes of continuing operations is as follows:

Year ended April 30,	2018	2017	2016
U.S. statutory tax rate	21.0%	35.0%	35.0%
Change in tax rate resulting from:
State income taxes, net of federal income tax benefit	2.2%	1.6%	2.2%
Earnings taxed in foreign jurisdictions	(4.9)%	(4.6)%	(2.0)%
Permanent differences	0.4%	(0.4)%	(0.2)%
Uncertain tax positions	3.6%	4.3%	2.8%
Remeasurement of deferred tax assets and liabilities	(2.6)%	—%	—%
Tax benefit due to effective date of statutory rate change	(15.9)%	—%	—%
One-time transition tax	2.9%	—%	—%
Tax deductible write-down of foreign investment	(2.4)%	—%	—%
Change in valuation allowance - domestic	1.1%	(0.1)%	—%
Change in valuation allowance - foreign (1)	2.9%	0.3%	(0.5)%
Significant state apportionment changes	—%	—%	(4.3)%
Other	(2.0)%	(3.0)%	(0.3)%
Effective tax rate	6.3%	33.1%	32.7%

(1) Primarily relates to the tax deductible write-down of foreign investment.
The effective tax rate for fiscal year 2018 decreased 26.8% compared to the prior year. The reduced effective tax rate results primarily from the decrease in the U.S. federal corporate income tax rate from 35% to 21%, effective January 1, 2018. The impact of the rate decrease is exaggerated in fiscal year 2018 due to the seasonality of our business and our differing year ends for corporate income tax filing and financial reporting purposes, which is included as "tax benefit due to effective date of statutory rate change" in the table above. Our tax returns for the U.S. are filed on a calendar year-end basis. Therefore, pretax losses for the eight months ended December 31, 2017 resulted in income tax benefits based on the statutory rate of 35%, while the pretax income generated in the four months ended April 30, 2018 was taxed at the statutory rate of 21%.
The components of income tax expense (benefit) for continuing operations are as follows:

(in 000s)
Year ended April 30,	2018	2017	2016
Current:
Federal	$(53,630)	$147,961	$167,233
State	25,240	15,118	(26,980)
Foreign	9,953	10,678	8,735
	(18,437)	173,757	148,988
Deferred:
Federal	50,505	39,299	19,937
State	24,666	(5,064)	13,801
Foreign	(14,911)	378	3,200
	60,260	34,613	36,938
Total income taxes for continuing operations	$41,823	$208,370	$185,926

The negative current federal income tax is driven primarily by the decrease in the federal income tax rate combined with the seasonality of our business and the differing year ends for corporate income tax filing and financial reporting purposes.
The net loss from discontinued operations for fiscal years 2018, 2017 and 2016 totaled $13.8 million, $12.0 million and $9.3 million, respectively, and was net of tax benefits of $7.0 million, $7.0 million and $5.4 million, respectively.
The significant components of deferred tax assets and liabilities are reflected in the following table:

(in 000s)
As of April 30,	2018	2017
Deferred tax assets:
Accrued expenses	$3,847	$4,491
Deferred revenue	9,482	36,305
Allowance for credit losses and related reserves	25,058	39,243
Internally-developed software	15,741	55,253
Deferred and stock-based compensation	4,526	17,919
Net operating loss carry-forward	69,567	28,049
Federal tax benefits related to state unrecognized tax benefits	15,738	36,265
Valuation allowance	(49,215)	(22,844)
Total deferred tax assets	94,744	194,681

Deferred tax liabilities:
Prepaid expenses and other	(8,986)	(12,104)
Property and equipment	(7,944)	(10,024)
Intangibles	(61,226)	(95,385)
Total deferred tax liabilities	(78,156)	(117,513)

Net deferred tax assets	$16,588	$77,168

Net deferred tax assets decreased by $60.6 million during the current period primarily due to a change in tax accounting method related to our deferred POM revenue, electing to claim 100% bonus depreciation on eligible assets and re-measurement of all deferred tax assets and liabilities due to Tax Legislation.
A reconciliation of the deferred tax assets and liabilities and the corresponding amounts reported in the consolidated balance sheets is as follows:

(in 000s)
As of April 30,	2018	2017
Deferred income tax assets	$29,455	$77,168
Deferred tax liabilities	(12,867)	—
Net deferred tax asset	$16,588	$77,168

Changes in our valuation allowance for fiscal years 2018, 2017 and 2016 are as follows:

(in 000s)
Year ended April 30,	2018	2017	2016
Balance, beginning of the year	$22,844	$21,515	$24,937
Additions:
Charged to costs and expenses	26,371	3,281	3,207
Charged to other accounts	—	—	—
Deductions	—	(1,952)	(6,629)
Balance, end of the year	$49,215	$22,844	$21,515

Our valuation allowance on deferred tax assets increased $26.4 million during the current period. The increase in valuation allowance primarily related to foreign losses generated in the current fiscal year.
Certain of our subsidiaries file stand-alone returns in various state, local and foreign jurisdictions, and others join in filing consolidated or combined returns in such jurisdictions. As of April 30, 2018, we had net operating losses (NOLs) in various states and foreign jurisdictions. The amount of state and foreign NOLs vary by taxing jurisdiction. We maintain a valuation allowance of $21.8 million on state NOLs and $27.3 million on foreign NOLs for the portion of such losses that, more likely than not, will not be realized. If not used, the NOLs will expire in varying amounts during fiscal years 2019 through 2038.
We do not currently intend to repatriate non-borrowed funds held by our foreign subsidiaries; therefore, no provision has been made for income taxes that might be payable upon remittance of such earnings. The amount of unrecognized tax liability on these foreign earnings, net of expected foreign tax credits, is immaterial as of April 30, 2018.
Changes in unrecognized tax benefits for fiscal years 2018, 2017 and 2016 are as follows:

(in 000s)
Year ended April 30,	2018	2017	2016
Balance, beginning of the year	$149,943	$111,514	$86,268
Additions based on tax positions related to prior years	6,657	14,743	29,294
Reductions based on tax positions related to prior years	(25,259)	(8,469)	(25,413)
Additions based on tax positions related to the current year	68,292	33,264	27,220
Reductions related to settlements with tax authorities	(637)	(293)	(450)
Expiration of statute of limitations	(12,936)	(989)	(8,922)
Other	1	173	3,517
Balance, end of the year	$186,061	$149,943	$111,514

The total gross unrecognized tax benefit ending balance as of April 30, 2018, 2017 and 2016, includes $132.4 million, $118.2 million and $82.3 million, respectively, which if recognized, would impact our effective tax rate. The difference results from adjusting the gross balances for such items as federal, state and foreign deferred items, interest and deductible taxes. We believe it is reasonably possible that the balance of unrecognized tax benefits could decrease by approximately $10 million within the next twelve months due to settlements of audit issues and expiration of statutes of limitations.
Interest and penalties, if any, accrued on the unrecognized tax benefits are reflected in income tax expense. The total gross interest and penalties accrued as of April 30, 2018, 2017 and 2016 totaled $18.7 million, $21.0 million and $22.3 million, respectively.